Exhibit 99.9

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 1 of 33 SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Rakhee V. Patel (00797213) Jeri Leigh Miller (24102176) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201 Telephone: (214) 981-3300 Facsimile: (214) 981-3400 Email:    tom.califano@sidley.com rpatel@sidley.com jeri.miller@sidley.com SIDLEY AUSTIN LLP Weiru Fang (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599 Email: weiru.fang@sidley.com Attorneys for the Debtors and Debtors in Possession IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS DALLAS DIVISION In re: Chapter 11 EBIX, INC., et al.1 Case No. 23-80004 (SWE)    Debtors. (Jointly Administered) GLOBAL NOTES FOR THE APRIL 2024 MONTHLY OPERATING REPORTS On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced 1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 2 of 33 voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).  The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE). 1. General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR. 2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Pending completion of the year-end 2023 and Q1 2024 impairment analysis for goodwill and intangible assets, the Debtors have not recorded the gain on sale of the Debtors’ North American life and annuity assets. In addition, pending allocation of the purchase price consideration for the North America business between various debtor entities, the purchase price consideration, as adjusted for certain purchase price adjustments, is presented in the financial statements of Ebix Inc. The Debtors have not separately classified the assets held for sale following entry of the order approving the bid procedures and auction of the Debtors’ remaining assets of the North American business and the Debtors’ equity interests in certain non-Debtor foreign subsidiaries. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 3 of 33 adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information. 3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. 4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information. 5. Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries. 6. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments. 7. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose. 8. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request. 9. Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 4 of 33 Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255]. 10. Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.  11. Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors. 12. Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors. 13. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information. 14. Payments To or On Behalf of Nonbankruptcy Professionals. All payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295]. The objection period for certain of these ordinary course professionals has passed as of the filing of this MOR. 15. Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors. 16. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. * * * END OF GLOBAL NOTES * * *

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 5 of 33 UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF TEXAS DALLAS In Re. Agency Solutions.com, LLC d/b/a/ Health § Case No. 23-80011 Connect LLC § § Lead Case No. 23-80004 Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 04/30/2024 Petition Date: 12/17/2023 Months Pending: 5 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Amit K. Garg Amit K. Garg Signature of Responsible Party Printed Name of Responsible Party 05/21/2024 1 Ebix Way Date Johns Creek, GA 30097 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 6 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $0 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $0 $0 d. Cash balance end of month (a+b-c) $0 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $0 $0 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $81,500 b. Accounts receivable over 90 days outstanding (net of allowance) $54,891 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $82,753 e. Total assets $19,494,539 f. Postpetition payables (excluding taxes) $-29,324 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $743 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $-28,581 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $-4,738,887 n. Total liabilities (debt) (j+k+l+m) $-4,767,468 o. Ending equity/net worth (e-n) $24,262,007 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary $0 $0 course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $150,636 b. Cost of goods sold (inclusive of depreciation, if applicable) $113,913 c. Gross profit (a-b) $36,723 d. Selling expenses $23,473 e. General and administrative expenses $-2,279 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $15,529 $99,651

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 7 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 8 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 9 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 10 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 11 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 12 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $743 $743 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire—During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit? Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930?

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 13 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Amit K. Garg Amit K. Garg Signature of Responsible Party Printed Name of Responsible Party Chief Financial Officer 05/21/2024 Title Date

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 14 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 15 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 16 of 33 Debtor’s Name Agency Solutions.com, LLC d/b/a/ Health Connect LLC Case No. 23-80011 PageThree PageFour

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 17 of 33 MOR-1 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Cash Receipts and Disbursements—(Unaudited) Reporting Period: April 1—April 30, 2024 Ebix, Inc. Receipts Customer Receipts $    11,880,798 Other Receipts 2,227,778 Debt Proceeds – Total Receipts $    14,108,576 Disbursements Payroll & Benefits $    (4,331,430) 3rd Party Trade Vendors (1,757,772) Ordinary Course Professionals –Taxes & Duties (819,919) Other Operating Disbursements (120,040) Total Disbursements $    (7,029,161) Net Operating Cash Flow $    7,079,415 Other Non-Operating Cash Flows $    (5,556,811) Restructuring Professional Fees (1,898,426) Debt Service—Fees – Total Non-operating Cash Flows $    (7,455,237) Intercompany Intercompany Transfers (receipts) –Intercompany Transfers (disbursements) (1,841,510) Intercompany Transfers (net) $    (1,841,510) Net Cash Flow $    (2,217,333) Beginning Bank Cash $    12,597,206 Net Cash Flow (2,217,333) Ending Bank Cash $    10,379,874

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 18 of 33 MOR-2 In re: EBIX, INC., et al. Lead Case No: 23-80004 Balance Sheet as of April 30, 2024—(Unaudited) Reporting Period: April 1—April 30, 2024 Agency Solutions.com, LLC d/b/a/ Health Connect Ebix, Inc. P.B. Systems, Inc. Facts Services, Inc. LLC ConfirmNet Corporation A.D.A.M., Inc. Assets Current Assets: Cash and Cash equivalents $    11,400,017 $    – $    – $    – $    – $    –Fiduciary funds—restricted – – – – – –Accounts receivable, less allowance 10,002,352 – 193,293 81,500 7,745,610 407,963 Intercompany receivable 80,153,885 – – – – –Other current assets 53,167,342 – – 1,253 216 48,310 Total current assets $    154,723,596 $    – $    193,293 $    82,753 $    7,745,826 $    456,273 Property and equipment, net 22,342,735 (232,426) – – – 10,229 Right-of-Use Assets 229,275 578,351 – – – 127,458 Goodwill 192,040,854 – 4,706,870 20,404,124 13,540,891 60,111,616 Intangible assets, net 6,132,733 – 226,104 0 (0) 194,834 Indefinite-lived intangibles – – – – – –Capitalized software development costs, net 388,891 – – – – –Deferred tax assets, net—long-term 22,033,811 – (8,308) (992,339) 3,074,537 1,921,924 Other assets 146,785,443 – (5,216,707) – – – Total assets $    544,677,338 $    345,925 $    (98,748) $    19,494,539 $    24,361,254 $    62,822,334 Liabilities & Equity Current Liabilities Accounts Payable and accrued expenses $    21,142,394 $    – $    – $    22,143 $    – $    30,697 Accrued payroll and related benefits 1,206,062 – 2,860 10,672 2,331 5,537 Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt – – – – – –Current portion of long term debt and capital lease obligations – – – – – –Intercompany payable 39,844,577 2,481,097 (3,429) (63,631) 1,680,820 (206,709) Deferred revenue 6,480,150 – 115,708 2,235 293,999 579,134 Short term lease liability – – – – – –Other current liabilities 323,678,285 – – – – – Total Current Liabilities $    392,351,468 $    2,481,097 $    115,138 $    (28,581) $    1,977,150 $    408,658 Liabilities Subject to Compromise Accounts Payable and accrued expenses $    7,198,962 $    34,700 $    – $    6,533 $    10,842 $    64,309 Accrued payroll and related benefits 180,350 – – – – –Working capital facility – – – – – –Fiduciary funds liability—restricted – – – – – –Short term debt 342,324,099 – – – – –Current portion of long term debt and capital lease obligations 86,998 – – – – –Intercompany payable 303,282,320 49,576,672 (4,669,565) (4,745,420) 9,464,805 (36,903,570) Deferred revenue – – – – – –Short term lease liability 361,156 – – – – –Other current liabilities 2,277 – – – (1,648) (51,295) Total Liabilities Subject to Compromise $    653,436,162 $    49,611,372 $    (4,669,565) $    (4,738,887) $    9,473,998 $    (36,890,557) Long term debt and capital lease obligation, less current portion 8,059 –––––Other liabilities 2,329,890 –––––Earnout contingencies – –––––Put option liability – –––––Long term lease liability 743,980 ––––– Total liabilities $    1,048,869,560 $    52,092,469 $    (4,554,426) $    (4,767,468) $    11,451,148 $    (36,481,899) Common stock, $.10 par value 3,790,897 – – – – –Additional paid-in capital 4,077,159 – – 20,000,000 21,532,000 88,420,090 Treasury stock – – – – – –Retained earnings (522,754,040) (51,746,544) 4,455,678 4,262,007 (8,621,894) 10,884,143 Accumulated other comprehensive income (529,688) – – – – – Total Ebix, Inc. stockholders’ equity $    (515,415,672) $    (51,746,544) $    4,455,678 $    24,262,007 $    12,910,106 $    99,304,233 Noncontrolling interest 11,223,450 – – – – – Total stockholders’ equity $    (504,192,222) $    (51,746,544) $    4,455,678 $    24,262,007 $    12,910,106 $    99,304,233 Total Liabilities & Equity $    544,677,338 $    345,925 $    (98,748) $    19,494,539 $    24,361,254 $    62,822,334

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 19 of 33 MOR-3 In re: EBIX, INC., et al. Lead Case No: 23-80004 Statement of Operations for the month of April 2024—(Unaudited) Reporting Period: April 1—April 30, 2024 Agency Solutions.com, LLC d/b/a/ Health Ebix, Inc. P.B. Systems, Inc. Facts Services, Inc. Connect LLC ConfirmNet Corporation A.D.A.M., Inc. Revenue Operating Revenue $    3,856,707 $    – $    67,156 $    150,636 $    56,234 $    317,368 Other Revenue 536,055 – – – – – Total Revenue 4,392,762 – 67,156 150,636 56,234 317,368 Operating Expenses Services and other costs 1,065,959 – 31,630 67,640 488,932 240,111 Product Development 779,511 5,593 28,435 46,273 – 27,792 Sales and Marketing 392,514 – – 23,473 – 670 General and Administrative 1,657,782 – 2,870 (2,279) 21,378 3,332 Amortization and Depreciation 357,795 – 10,277 – – 9,527 Total Operating Income $    139,201 $    (5,593) $    (6,056) $    15,529 $    (454,076) $    35,937 Interest Income – – – – – –Interest Expense (43,618) – – – – –Reorganization Fees (5,536,213) – – – – –Other non-operating income – – – – – –Foreign exchange gain/loss – – – – – – Income before taxes $    (5,440,631) $    (5,593) $    (6,056) $    15,529 $    (454,076) $    35,937 Income tax expenses – – – – – –Net Income (loss) including noncontrolling interest – – – – – –Net income (loss) attributable to noncontrolling interest – – – – – – Net income (loss) $    (5,440,631) $    (5,593) $    (6,056) $    15,529 $    (454,076) $    35,937

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 20 of 33 MOR-4 In re: EBIX, INC., et al. Lead Case No: 23-80004 Accounts Receivable Aging Reporting Period: April 1—April 30, 2024 Allowance for Entity Current 30 Days 60 Days 90 Days 120 Days Doubtful Accounts Total Ebix, Inc. $    4,666,436 $    733,491 $    549,458 $    613,777 $    6,142,506 $    (3,171,947) $    9,533,722 P.B. Systems, Inc. – – – – – – –Facts Services, Inc. 51,000 – – 23,224 75,454 (21,977) 127,701 Agency Solutions.com, LLC d/b/a/ Health Connect LLC 50,785 18,466 (178) 3,854 51,037 (42,463) 81,500 ConfirmNet Corporation 138,324 217,743 45,661 141,735 7,384,429 (182,282) 7,745,610 A.D.A.M., Inc. (49,783) 65,093 (7,675) 40,794 43,783 (279,364) (187,153) Total Accounts Receivable $    4,856,762 $    1,034,792 $    587,266 $    823,384 $    13,697,210 $    (3,698,034) $    17,301,381

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 21 of 33 MOR-5 In re: EBIX, INC., et al. Lead Case No: 23-80004 Disbursements by Entity Reporting Period: March 1—March 31, 2024 Date Check Number Amount Vendor Entity 4/1/2024 $     (336.54) Paycom Payroll Ebix, Inc. 4/1/2024 (9,236.94) COMM OF MASS EFT Ebix, Inc. 4/1/2024 (894.01) UTAH801/297-7703 Ebix, Inc. 4/1/2024 (2,995.00) American Academy of Family Physicians Ebix, Inc. 4/1/2024 (990.80) Coca Cola Ebix, Inc. 4/1/2024 (103.39) BB.Q Chicken Ebix, Inc. 4/1/2024 (15.76) GoDaddy.com Ebix, Inc. 4/1/2024 (0.03) GoDaddy.com Ebix, Inc. 4/1/2024 (411.00) Extra Space Ebix, Inc. 4/1/2024 (316.50) Extra Space Ebix, Inc. 4/1/2024 (500.00) Google Ebix, Inc. 4/1/2024 (500.00) Google Ebix, Inc. 4/1/2024 (88.96) Lowe’s Ebix, Inc. 4/1/2024 (17.99) Lyft Ebix, Inc. 4/1/2024 (16.85) Lyft Ebix, Inc. 4/1/2024 (2,505.31) Microsoft Ebix, Inc. 4/1/2024 (2,224.00) SQ Services Ebix, Inc. 4/1/2024 (992.07) Staples Inc. Ebix, Inc. 4/1/2024 (387.99) King Construction Company Ebix, Inc. 4/1/2024 (470.00) DEBRA G. WECHTER MD Ebix, Inc. 4/1/2024 (1,000.00) Thomas Schiano Ebix, Inc. 4/1/2024 (1,000.00) Jennifer Wildes Ebix, Inc. 4/1/2024 (600.00) Rachel Morris Ebix, Inc. 4/1/2024 (475.00) DAVID S. BEEBE, MD Ebix, Inc. 4/1/2024 (100.00) DAVID S. BEEBE, MD Ebix, Inc. 4/1/2024 (300.00) KRASIMIR GEORGE BOJANOV Ebix, Inc. 4/1/2024 (60.00) Federation of Chirop Lic Board Ebix, Inc. 4/1/2024 (200.00) Steven Lesk Ebix, Inc. 4/1/2024 (185.16) Service Express, Inc Ebix, Inc. 4/1/2024 (166.94) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/1/2024 (600.00) Travis Paul Webb Ebix, Inc. 4/2/2024 (53,067.78) Fair Health Inc Ebix, Inc. 4/2/2024 (29,196.41) Craftsman Printing Inc Ebix, Inc. 4/2/2024 (18,197.49) FCI Cyber Ebix, Inc. 4/2/2024 (16,054.11) 365 Operating Co LLC Ebix, Inc. 4/2/2024 (15,792.00) Advantecs Group, Inc. Ebix, Inc. 4/2/2024 (6,362.02) Zakipoint Health Inc Ebix, Inc. 4/2/2024 (5,115.00) Philip Patel—ACH Ebix, Inc. 4/2/2024 (4,200.00) Jatin M Vyas MD Ebix, Inc. 4/2/2024 (3,390.90) Provident Life & Acci Ebix, Inc. 4/2/2024 (3,322.36) WEX Health Inc Ebix, Inc. 4/2/2024 (3,300.00) Verimed Healthcare Net Ebix, Inc. 4/2/2024 (2,304.00) Pan American Benefits Ebix, Inc. 4/2/2024 (2,120.00) Lumen Ebix, Inc. 4/2/2024 (1,760.00) Renee Cocchi Ebix, Inc. 4/2/2024 (1,400.00) Jamie Lynn Byram Ebix, Inc. 4/2/2024 (940.65) Accuimage Ebix, Inc. 4/2/2024 (875.00) Nirav Patel Ebix, Inc. 4/2/2024 (735.00) IAIABC Ebix, Inc. 4/2/2024 (700.00) Daniel Friedman Ebix, Inc. 4/2/2024 (584.21) Imageworks Ebix, Inc. 4/2/2024 (562.50) EMPRISE TECHNOLOGIES Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 22 of 33 Date Check Number Amount Vendor Entity 4/2/2024 (514.50) Carolyn Donahoe Ebix, Inc. 4/2/2024 (500.00) Thomas Halaszynski Ebix, Inc. 4/2/2024 (431.20) Michelle Robertson Ebix, Inc. 4/2/2024 (400.00) Fred K Berger MD Ebix, Inc. 4/2/2024 (200.00) Thomas Hamilton Ebix, Inc. 4/2/2024 (125.00) John Mardant Ebix, Inc. 4/2/2024 (58,352.00) IndusLaw Ebix, Inc. 4/2/2024 (8,437.92) Shardul Amarchand Mangaldas Co. Ebix, Inc. 4/2/2024 (25.00) Authnet Gateway Ebix, Inc. 4/2/2024 (1,861,360.13) Paycom Payroll Ebix, Inc. 4/2/2024 (5,983.84) Paycom Payroll Ebix, Inc. 4/2/2024 (17,088.00) STATE OF CT DRS Ebix, Inc. 4/2/2024 (150.00) MATTHEW R BYARLAY Ebix, Inc. 4/2/2024 (375.00) Christopher George Bazewicz Ebix, Inc. 4/2/2024 (679.24) FULTON COUNTY FINANCE DEPT Ebix, Inc. 4/2/2024 (250.00) Deborah L Hurd Ebix, Inc. 4/2/2024 (1,000.00) Eydie Moses-Kolko Ebix, Inc. 4/2/2024 (200.00) Southeastern Security Professionals, LLC Ebix, Inc. 4/2/2024 (250.00) David Swanson Ebix, Inc. 4/2/2024 (114.40) RENEE ZEMANSKI Ebix, Inc. 4/3/2024 200.00 Paycom Payroll Ebix, Inc. 4/3/2024 (6,906.10) Western States Envelop Ebix, Inc. 4/3/2024 (466.67) Federal Express Ebix, Inc. 4/3/2024 (113,398.67) Paycom Payroll Ebix, Inc. 4/3/2024 (49,630.55) Anthem Ebix, Inc. 4/3/2024 (250.00) Paycom Payroll Ebix, Inc. 4/3/2024 (40.48) Amazon Ebix, Inc. 4/3/2024 (61.52) Amazon Ebix, Inc. 4/3/2024 (19.98) Amazon Ebix, Inc. 4/3/2024 (19.98) Amazon Ebix, Inc. 4/3/2024 (26.86) Amazon Ebix, Inc. 4/3/2024 (127.90) Cintas Corporation Ebix, Inc. 4/3/2024 (80.05) Google Ebix, Inc. 4/3/2024 (434.23) A J R, INC. Ebix, Inc. 4/3/2024 (322.95) Indeed Ebix, Inc. 4/3/2024 (17.71) Lyft Ebix, Inc. 4/3/2024 (15.94) Lyft Ebix, Inc. 4/3/2024 (2,505.10) Microsoft Ebix, Inc. 4/3/2024 (90.00) Rustici Software Ebix, Inc. 4/3/2024 (1,559.00) ALL STAR SUPER STORAGE Ebix, Inc. 4/3/2024 (704.98) CONCORD III Ebix, Inc. 4/3/2024 (150.00) MARK MOYAD, MD Ebix, Inc. 4/4/2024 (68,693.77) Anu Agrawal Marketing Ebix, Inc. 4/4/2024 (36,065.69) Craftsman Printing Inc Ebix, Inc. 4/4/2024 (30,003.68) Nelson Mullins Ebix, Inc. 4/4/2024 (16,250.00) Pavan Bhalla Ebix, Inc. 4/4/2024 (15,000.00) Cathy Wesler Ebix, Inc. 4/4/2024 (9,987.50) Spark IPS Ebix, Inc. 4/4/2024 (9,300.00) GOKARE LAW FIRM Ebix, Inc. 4/4/2024 (8,840.00) Stellar Consulting Sol Ebix, Inc. 4/4/2024 (8,000.00) Donald L Deye Ebix, Inc. 4/4/2024 (6,353.00) K&C Building Maintenan Ebix, Inc. 4/4/2024 (5,520.00) Dan Celia Ebix, Inc. 4/4/2024 (5,000.00) EMPLOYEETECH Ebix, Inc. 4/4/2024 (4,370.00) Philomena Dicicco Ebix, Inc. 4/4/2024 (4,250.33) Provident Life & Acci Ebix, Inc. 4/4/2024 (3,111.37) DEBORAH GUIN Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 23 of 33 Date Check Number Amount Vendor Entity 4/4/2024 (3,061.92) CATHERINE CREASMAN Ebix, Inc. 4/4/2024 (3,000.00) SCOTT D. SMITH, MD, MP Ebix, Inc. 4/4/2024 (2,929.50) Big Commerce Inc Ebix, Inc. 4/4/2024 (2,772.00) JONATHAN J. BEITLER, M Ebix, Inc. 4/4/2024 (2,574.88) St. Moritz Security Se Ebix, Inc. 4/4/2024 (2,180.00) Christopher Britt Ebix, Inc. 4/4/2024 (2,000.00) Douglas Paauw MD Ebix, Inc. 4/4/2024 (1,900.00) Verimed Healthcare Net Ebix, Inc. 4/4/2024 (1,650.00) James Warne Schmidley Ebix, Inc. 4/4/2024 (1,600.00) Renee Cocchi Ebix, Inc. 4/4/2024 (1,500.00) Melinda Deye Ebix, Inc. 4/4/2024 (1,360.00) EMILY MEALER Ebix, Inc. 4/4/2024 (1,350.00) 365 Operating Co LLC Ebix, Inc. 4/4/2024 (1,350.00) Bryan E Anderson Ebix, Inc. 4/4/2024 (1,285.20) TeamSupport LLC Ebix, Inc. 4/4/2024 (1,225.00) Piper Carroll Ebix, Inc. 4/4/2024 (1,200.00) ALLISON HAYS Ebix, Inc. 4/4/2024 (1,047.50) Elizabeth Smoots MD Ebix, Inc. 4/4/2024 (1,000.00) William Steinberg Ebix, Inc. 4/4/2024 (1,000.00) David B. Powers Ebix, Inc. 4/4/2024 (1,000.00) Srinivasa Rama Chandra Ebix, Inc. 4/4/2024 (1,000.00) KUMAR G. BELANI Ebix, Inc. 4/4/2024 (960.00) Kelley Allison Turner Ebix, Inc. 4/4/2024 (757.90) Sherry Baker Ebix, Inc. 4/4/2024 (680.00) Amy I Hall Ebix, Inc. 4/4/2024 (660.00) Jared Magee Ebix, Inc. 4/4/2024 (612.00) MGECOM, Inc. Ebix, Inc. 4/4/2024 (600.00) Stuart Jay Padove Ebix, Inc. 4/4/2024 (500.00) Insured Retirement Ins Ebix, Inc. 4/4/2024 (450.00) Elie M. Ferneini, MD, Ebix, Inc. 4/4/2024 (420.00) Soumy Pandey Ebix, Inc. 4/4/2024 (300.00) J Ivan Lopez Ebix, Inc. 4/4/2024 (250.00) Margaret Spence MD Ebix, Inc. 4/4/2024 (250.00) Christine m Lucarelli Ebix, Inc. 4/4/2024 (250.00) Andrew J Higdon Ebix, Inc. 4/4/2024 (250.00) ERIC ENDLICH, PHD Ebix, Inc. 4/4/2024 (180.00) Michelle Vaughn Ebix, Inc. 4/4/2024 (150.00) William Jonathan Fillm Ebix, Inc. 4/4/2024 (125.00) Suchita Shah Sata Ebix, Inc. 4/4/2024 (125.00) Mona Krouss Ebix, Inc. 4/4/2024 (50,000.00) USPS Ebix, Inc. 4/4/2024 (1,893.80) Cara Rosenbloom Ebix, Inc. 4/4/2024 (100.00) Chad Burke Ebix, Inc. 4/4/2024 (40,000.00) Bank of New York Mellon Ebix, Inc. 4/4/2024 (30,000.00) Jill M Krueger Ebix, Inc. 4/4/2024 (12,250.00) Hans Ueli Keller Ebix, Inc. 4/4/2024 (10,250.00) Hans U Benz Ebix, Inc. 4/4/2024 (8,250.00) ND Eckert Esq and Mrs. NL Eckert Ebix, Inc. 4/4/2024 (6,250.00) George W Hebard III Ebix, Inc. 4/4/2024 (6,250.00) Priyanka Kaul Ebix, Inc. 4/4/2024 (6,250.00) Streichenberg Attorneys at Law Ebix, Inc. 4/4/2024 (540.00) Charles Schwab Ebix, Inc. 4/4/2024 (187,022.42) Paycom Payroll Ebix, Inc. 4/4/2024 (628.64) Amazon Ebix, Inc. 4/4/2024 (79.98) Amazon Ebix, Inc. 4/4/2024 (60.47) Amazon Ebix, Inc. 4/4/2024 (273.40) Appriver Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 24 of 33 Date Check Number Amount Vendor Entity 4/4/2024 (18.95) Cloud Cover Music Ebix, Inc. 4/4/2024 (18.95) Cloud Cover Music Ebix, Inc. 4/4/2024 (194.15) GoDaddy.com Ebix, Inc. 4/4/2024 (0.39) GoDaddy.com Ebix, Inc. 4/4/2024 (1,812.00) Fairmont Copley Plaza Boston Ebix, Inc. 4/4/2024 (1,812.00) Fairmont Copley Plaza Boston Ebix, Inc. 4/4/2024 (907.00) Google Ebix, Inc. 4/4/2024 (418.89) Google Ebix, Inc. 4/4/2024 (16.99) Lyft Ebix, Inc. 4/4/2024 (15.86) Lyft Ebix, Inc. 4/4/2024 (42.99) Web Network Solutions Ebix, Inc. 4/4/2024 (1,000.00) Seth Gale Ebix, Inc. 4/5/2024 (17,119.47) 365 Operating Co LLC Ebix, Inc. 4/5/2024 (540.00) Dr Charles Schwarts Ebix, Inc. 4/5/2024 (4,813.40) Optum Bank Ebix, Inc. 4/5/2024 (4,588.40) Optum Bank Ebix, Inc. 4/5/2024 (15.76) GoDaddy.com Ebix, Inc. 4/5/2024 (0.03) GoDaddy.com Ebix, Inc. 4/5/2024 (500.00) Google Ebix, Inc. 4/5/2024 (12.84) Lyft Ebix, Inc. 4/5/2024 (35.00) Sinch Mailgun Ebix, Inc. 4/5/2024 20.00 Southwest Airlines Ebix, Inc. 4/5/2024 (173.96) Web Network Solutions Ebix, Inc. 4/8/2024 (3,681.57) Citizen’s Bank Ebix, Inc. 4/8/2024 (900.00) Citizen’s Bank Ebix, Inc. 4/8/2024 (900.00) Citizen’s Bank Ebix, Inc. 4/8/2024 (14,796.42) Sawnee Electric Ebix, Inc. 4/8/2024 (3,938.14) UPS Ebix, Inc. 4/8/2024 (486.76) Waste Management Ebix, Inc. 4/8/2024 (287.72) Federal Express Ebix, Inc. 4/8/2024 (8,793.00) CO DEPT REVENUE Ebix, Inc. 4/8/2024 (59.99) Amazon Ebix, Inc. 4/8/2024 (53.59) Amazon Ebix, Inc. 4/8/2024 (59.99) Amazon Ebix, Inc. 4/8/2024 (80.97) Amazon Ebix, Inc. 4/8/2024 (81.41) Amazon Ebix, Inc. 4/8/2024 (19.99) Amazon Ebix, Inc. 4/8/2024 (13.01) GoDaddy.com Ebix, Inc. 4/8/2024 (0.03) GoDaddy.com Ebix, Inc. 4/8/2024 (533.60) Extra Space Ebix, Inc. 4/8/2024 (500.00) Google Ebix, Inc. 4/8/2024 (2,507.54) Microsoft Ebix, Inc. 4/8/2024 (2,029.50) Vonage Ebix, Inc. 4/8/2024 (42.99) Web Network Solutions Ebix, Inc. 4/8/2024 (42.99) Web Network Solutions Ebix, Inc. 4/8/2024 (500.00) Samuel J McKenna Ebix, Inc. 4/8/2024 (1,123.50) Fueled Inc Ebix, Inc. 4/8/2024 (660.00) GIIssues Inc. Ebix, Inc. 4/8/2024 (2,120.00) CENTURYLINK Ebix, Inc. 4/8/2024 (375.00) James B. Macdonald Ebix, Inc. 4/8/2024 (1,000.00) Scott McGinnis Ebix, Inc. 4/8/2024 (600.00) David Naeger Ebix, Inc. 4/8/2024 (600.00) DAVID Charles RETTEW Ebix, Inc. 4/9/2024 (362,506.01) First Insurance Ebix, Inc. 4/9/2024 (3,867.15) Paycom Payroll Ebix, Inc. 4/9/2024 (3,800.27) Paycom Payroll Ebix, Inc. 4/9/2024 (954,210.78) Zinnia Distributor Solutions LLC Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 25 of 33 Date Check Number Amount Vendor Entity 4/9/2024 (19.99) Amazon Ebix, Inc. 4/9/2024 (66.76) Amazon Ebix, Inc. 4/9/2024 (40.48) Amazon Ebix, Inc. 4/9/2024 (86.29) Amazon Ebix, Inc. 4/9/2024 (2,998.80) Asana Ebix, Inc. 4/9/2024 (127.90) Cintas Corporation Ebix, Inc. 4/9/2024 (842.20) Delta Airlines Ebix, Inc. 4/9/2024 (842.20) Delta Airlines Ebix, Inc. 4/9/2024 (13.01) GoDaddy.com Ebix, Inc. 4/9/2024 (0.03) GoDaddy.com Ebix, Inc. 4/9/2024 (500.00) Google Ebix, Inc. 4/9/2024 (375.00) Klaviyo Inc. Ebix, Inc. 4/9/2024 (49.99) PayPall Ebix, Inc. 4/9/2024 (720.00) Trello.com Ebix, Inc. 4/9/2024 (42.99) Web Network Solutions Ebix, Inc. 4/9/2024 (660.00) ROY WONG, MD Ebix, Inc. 4/9/2024 (2,640.00) ROY WONG, MD Ebix, Inc. 4/10/2024 327.66 Paycom Payroll Ebix, Inc. 4/10/2024 (69,889.38) Paycom Payroll Ebix, Inc. 4/10/2024 (27,125.47) Paycom Payroll Ebix, Inc. 4/10/2024 (2,143.43) Paycom Payroll Ebix, Inc. 4/10/2024 (250.00) Paycom Payroll Ebix, Inc. 4/10/2024 (21.18) Amazon Ebix, Inc. 4/10/2024 (38.61) Amazon Ebix, Inc. 4/10/2024 (18.95) Cloud Cover Music Ebix, Inc. 4/10/2024 (27.82) GoDaddy.com Ebix, Inc. 4/10/2024 (0.06) GoDaddy.com Ebix, Inc. 4/10/2024 (500.00) Google Ebix, Inc. 4/10/2024 (15.84) Lyft Ebix, Inc. 4/10/2024 (166.27) Microsoft Ebix, Inc. 4/10/2024 (173.95) Web Network Solutions Ebix, Inc. 4/11/2024 (903,156.79) Paycom Payroll Ebix, Inc. 4/11/2024 (19.99) Amazon Ebix, Inc. 4/11/2024 (286.00) Extra Space Ebix, Inc. 4/11/2024 (500.00) Google Ebix, Inc. 4/11/2024 (500.00) Google Ebix, Inc. 4/11/2024 (17.86) Lyft Ebix, Inc. 4/11/2024 (15.99) Lyft Ebix, Inc. 4/11/2024 (37.99) Web Network Solutions Ebix, Inc. 4/11/2024 (1,660.63) MOUNT SINAI Ebix, Inc. 4/11/2024 (161.95) IRON MOUNTAIN INTELLECTUAL PROPERTY MGEbix, Inc. 4/11/2024 (271.90) EZOT, INC Ebix, Inc. 4/11/2024 (240.49) Carl Sackett Ebix, Inc. 4/12/2024 (36,552.45) Anu Agrawal Marketing Ebix, Inc. 4/12/2024 (33,626.08) De Lage Landen Ebix, Inc. 4/12/2024 (29,607.21) Solex Fusion Ebix, Inc. 4/12/2024 (20,667.00) INTEGRATED HEALTH 21 Ebix, Inc. 4/12/2024 (18,225.00) OneSpan Ebix, Inc. 4/12/2024 (15,792.00) Advantecs Group, Inc. Ebix, Inc. 4/12/2024 (15,042.32) Atlanta Office Technol Ebix, Inc. 4/12/2024 (11,756.25) Twilio Inc Ebix, Inc. 4/12/2024 (10,405.22) Cooperative Technologi Ebix, Inc. 4/12/2024 (8,223.75) 3SixtyMissionCritical Ebix, Inc. 4/12/2024 (7,500.00) Reputation Capital Med Ebix, Inc. 4/12/2024 (6,004.75) Digital Media Innovati Ebix, Inc. 4/12/2024 (5,000.00) BenefitFront Ebix, Inc. 4/12/2024 (4,298.44) DATASYSTEM SOLUTIONS Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 26 of 33 Date Check Number Amount Vendor Entity 4/12/2024 (4,079.60) DEBORAH GUIN Ebix, Inc. 4/12/2024 (3,105.00) David Dugdale Ebix, Inc. 4/12/2024 (2,884.62) Elizabeth Temple Ebix, Inc. 4/12/2024 (2,295.00) David S Briss Ebix, Inc. 4/12/2024 (1,600.00) Renee Cocchi Ebix, Inc. 4/12/2024 (1,403.60) Michelle Robertson Ebix, Inc. 4/12/2024 (1,400.00) Lalith Kumar K Solai Ebix, Inc. 4/12/2024 (1,200.00) Hope E Karnes Nicely Ebix, Inc. 4/12/2024 (1,176.00) Carolyn Donahoe Ebix, Inc. 4/12/2024 (700.00) Angeliki Vgontzas Ebix, Inc. 4/12/2024 (680.00) EMILY MEALER Ebix, Inc. 4/12/2024 (650.00) Travis Burke Ebix, Inc. 4/12/2024 (600.00) Jay M Brahmbhatt, MD Ebix, Inc. 4/12/2024 (594.00) JONATHAN J. BEITLER, M Ebix, Inc. 4/12/2024 (576.00) CATHERINE CREASMAN Ebix, Inc. 4/12/2024 (544.00) Amy I Hall Ebix, Inc. 4/12/2024 (280.00) Amy Klein Zimmerman Ebix, Inc. 4/12/2024 (149.70) Esker Inc Ebix, Inc. 4/12/2024 (125.75) Craftsman Printing Inc Ebix, Inc. 4/12/2024 (102.50) Kimberly Angeles Wake Ebix, Inc. 4/12/2024 (100.00) KUMAR G. BELANI Ebix, Inc. 4/12/2024 (9,021.00) ACI Gift Cards, LLC. Ebix, Inc. 4/12/2024 (450.00) Renan E Ribeiro Ebix, Inc. 4/12/2024 (16,526.76) Sun Life Canada Ebix, Inc. 4/12/2024 (13,634.99) Sun Life Canada Ebix, Inc. 4/12/2024 (641.24) Paycom Payroll Ebix, Inc. 4/12/2024 (203,791.68) Omni Agent Solutions Ebix, Inc. 4/12/2024 (801.69) Hyatt Hotels Ebix, Inc. 4/12/2024 (249.98) A J R, INC. Ebix, Inc. 4/12/2024 (500.45) Indeed Ebix, Inc. 4/12/2024 (18.83) Lyft Ebix, Inc. 4/12/2024 (17.99) Lyft Ebix, Inc. 4/12/2024 (16.71) Lyft Ebix, Inc. 4/12/2024 (2,510.82) Microsoft Ebix, Inc. 4/12/2024 (144.96) Sam’s Club Ebix, Inc. 4/12/2024 15.00 Southwest Airlines Ebix, Inc. 4/12/2024 (4.99) Web Network Solutions Ebix, Inc. 4/12/2024 (6.58) Jeannie Beauchamp Ebix, Inc. 4/15/2024 (5,292.58) UPS Ebix, Inc. 4/15/2024 (13,447.89) Paycom Payroll Ebix, Inc. 4/15/2024 (4,750.00) Hilco Real Estate Appraisal, LLC Ebix, Inc. 4/15/2024 (19.99) Amazon Ebix, Inc. 4/15/2024 (59.08) Amazon Ebix, Inc. 4/15/2024 (40.48) Amazon Ebix, Inc. 4/15/2024 (0.99) Apple Ebix, Inc. 4/15/2024 (1,000.00) Digicert Ebix, Inc. 4/15/2024 (8.37) GoDaddy.com Ebix, Inc. 4/15/2024 (0.02) GoDaddy.com Ebix, Inc. 4/15/2024 (500.00) Google Ebix, Inc. 4/15/2024 (500.00) Google Ebix, Inc. 4/15/2024 (673.35) Hyatt Hotels Ebix, Inc. 4/15/2024 (134.67) Hyatt Hotels Ebix, Inc. 4/15/2024 (134.67) Hyatt Hotels Ebix, Inc. 4/15/2024 (712.23) Hyatt Hotels Ebix, Inc. 4/15/2024 (54.99) Lyft Ebix, Inc. 4/15/2024 (59.00) Rewind Software Ebix, Inc. 4/15/2024 (1.65) Rewind Software Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 27 of 33 Date Check Number Amount Vendor Entity 4/15/2024 (42.99) Web Network Solutions Ebix, Inc. 4/15/2024 (796.39) Zoom Ebix, Inc. 4/15/2024 (300.00) GANA 22 Anesthesia Services Ebix, Inc. 4/15/2024 (600.00) Sean Langnfeld Ebix, Inc. 4/15/2024 (146.66) Carl Atkins Ebix, Inc. 4/15/2024 (547.50) KENNETH W. HOOVER Ebix, Inc. 4/15/2024 (87.45) Chester Hsu Ebix, Inc. 4/15/2024 (981.10) TASC Ebix, Inc. 4/15/2024 (430.46) CANON FINANCIAL SERVICES, INC Ebix, Inc. 4/15/2024 (229.56) Laszlo Ledenyi Ebix, Inc. 4/15/2024 (311.25) OPTUM INSIGHT Ebix, Inc. 4/15/2024 (113.46) Melanie Rothberg Ebix, Inc. 4/15/2024 (23.05) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/15/2024 (800.00) ROY WONG, MD Ebix, Inc. 4/16/2024 (6,547.80) Citizen’s Bank Ebix, Inc. 4/16/2024 (1,751.50) Elizabeth Smoots MD Ebix, Inc. 4/16/2024 (43,573.62) Paycom Payroll Ebix, Inc. 4/16/2024 (2,576.09) Paycom Payroll Ebix, Inc. 4/16/2024 (369.41) DOR ITS PAYMENTS Ebix, Inc. 4/16/2024 (1,137,468.03) Zinnia Distributor Solutions LLC Ebix, Inc. 4/16/2024 (127.90) Cintas Corporation Ebix, Inc. 4/16/2024 (1,129.00) DirectTV Ebix, Inc. 4/16/2024 (2,503.14) Microsoft Ebix, Inc. 4/16/2024 (58.68) Trello.com Ebix, Inc. 4/16/2024 (300.00) Kristen Meier Ebix, Inc. 4/16/2024 (90.00) TANG HO Ebix, Inc. 4/16/2024 (500.00) Richard J Saad Ebix, Inc. 4/16/2024 (429.86) Martha Ann Keels Ebix, Inc. 4/16/2024 (252.98) Tim Lawrence Ebix, Inc. 4/16/2024 (266.72) Daniel Autry Ebix, Inc. 4/16/2024 (3,896.18) AT&T MOBILITY Ebix, Inc. 4/16/2024 (19.69) Ann Freedman Ebix, Inc. 4/16/2024 (880.00) GIIssues Inc. Ebix, Inc. 4/16/2024 (49.00) Aleyamma Mathew Ebix, Inc. 4/16/2024 (154.26) Roy Rogers Ebix, Inc. 4/16/2024 (59.49) Joseph Sigala Ebix, Inc. 4/16/2024 (705.58) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/17/2024 (1,000.00) COMM OF MASS EFT Ebix, Inc. 4/17/2024 (1,000.00) NYS DTF CT Ebix, Inc. 4/17/2024 (141.34) AL-DEPT OF REV Ebix, Inc. 4/17/2024 (13.35) AL ONESPOT TAX Ebix, Inc. 4/17/2024 (500.00) Google Ebix, Inc. 4/17/2024 (102.97) Web Network Solutions Ebix, Inc. 4/17/2024 (125.00) Hannah X Chen Ebix, Inc. 4/17/2024 (2,846.93) COMPUTERSHARE INC Ebix, Inc. 4/17/2024 (95.63) Gregory McGann Ebix, Inc. 4/18/2024 (69,002.07) Paycom Payroll Ebix, Inc. 4/18/2024 (50,000.00) DLA Piper Ebix, Inc. 4/18/2024 (574,000.00) IRS Ebix, Inc. 4/18/2024 (67,000.00) NJ WEB PMT 02301 Ebix, Inc. 4/18/2024 (64.63) ME BUREAU OF TAX Ebix, Inc. 4/18/2024 (65.98) Amazon Ebix, Inc. 4/18/2024 (63.47) Amazon Ebix, Inc. 4/18/2024 (62.26) Amazon Ebix, Inc. 4/18/2024 (500.00) Google Ebix, Inc. 4/18/2024 (116.71) Trello.com Ebix, Inc. 4/18/2024 (42.99) Web Network Solutions Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 28 of 33 Date Check Number Amount Vendor Entity 4/18/2024 (4,900.00) Norman SCOTT LITOFSKY Ebix, Inc. 4/18/2024 (402.07) Phillip Baker Ebix, Inc. 4/18/2024 (605.89) Robert Hintze Ebix, Inc. 4/18/2024 (147.90) Joe Osdieck Ebix, Inc. 4/18/2024 (242.93) Kate Pierce Ebix, Inc. 4/18/2024 (21.33) Shera Sims Ebix, Inc. 4/19/2024 (110.00) INTEGRATED HEALTH Ebix, Inc. 4/19/2024 (61,000.00) USPS Ebix, Inc. 4/19/2024 (48,733.16) Amazon Web Services Ebix, Inc. 4/19/2024 (24,967.09) NRCME Ebix, Inc. 4/19/2024 (16,813.04) De Lage Landen Ebix, Inc. 4/19/2024 (15,792.00) Advantecs Group, Inc. Ebix, Inc. 4/19/2024 (14,324.00) Craftsman Printing Inc Ebix, Inc. 4/19/2024 (6,000.00) Cathy Wesler Ebix, Inc. 4/19/2024 (4,221.98) Park Place Technology Ebix, Inc. 4/19/2024 (3,976.27) DEBORAH GUIN Ebix, Inc. 4/19/2024 (2,739.27) CATHERINE CREASMAN Ebix, Inc. 4/19/2024 (2,117.79) Foreign Language Serv Ebix, Inc. 4/19/2024 (1,285.20) TeamSupport LLC Ebix, Inc. 4/19/2024 (1,285.20) Snap Print Inc Ebix, Inc. 4/19/2024 (1,000.00) Travis Burke Ebix, Inc. 4/19/2024 (962.50) Carolyn Donahoe Ebix, Inc. 4/19/2024 (600.00) Joshua Nazeer Omade’ Ebix, Inc. 4/19/2024 (600.00) Wellness Bunny LLC Ebix, Inc. 4/19/2024 (592.44) Amy I Hall Ebix, Inc. 4/19/2024 (378.00) Insight Direct USA Inc Ebix, Inc. 4/19/2024 (350.00) Mineral Inc Ebix, Inc. 4/19/2024 (40,000.00) COMP OF MARYLAND Ebix, Inc. 4/19/2024 (31,289.00) NYS DTF SALES Ebix, Inc. 4/19/2024 (22,358.18) STATE COMPTRLR Ebix, Inc. 4/19/2024 (15,000.00) COMMWLTHOFPAPATH Ebix, Inc. 4/19/2024 (3,144.96) COMMWLTHOFPAPATH Ebix, Inc. 4/19/2024 (864.57) FLA DEPT REVENUE Ebix, Inc. 4/19/2024 (39.47) GoDaddy.com Ebix, Inc. 4/19/2024 (0.08) GoDaddy.com Ebix, Inc. 4/19/2024 (363.12) A J R, INC. Ebix, Inc. 4/19/2024 (44.88) The Home Depot Ebix, Inc. 4/19/2024 (42.99) Web Network Solutions Ebix, Inc. 4/19/2024 (500.00) George H Blakey III Ebix, Inc. 4/19/2024 (365.71) Barney Olsen Ebix, Inc. 4/19/2024 (238.49) John Edward Bayless Ebix, Inc. 4/19/2024 (577.86) Gary Kempler Ebix, Inc. 4/22/2024 2,802.83 Paycom Payroll Ebix, Inc. 4/22/2024 (1,370.53) Federal Express Ebix, Inc. 4/22/2024 (103.21) UPS Ebix, Inc. 4/22/2024 (3,200.01) Optum Bank Ebix, Inc. 4/22/2024 (796.65) WI DEPT REVENUE Ebix, Inc. 4/22/2024 (4,400.45) Alila Napa Valley Ebix, Inc. 4/22/2024 (51.61) GoDaddy.com Ebix, Inc. 4/22/2024 (24.16) GoDaddy.com Ebix, Inc. 4/22/2024 (0.10) GoDaddy.com Ebix, Inc. 4/22/2024 (0.05) GoDaddy.com Ebix, Inc. 4/22/2024 (948.68) Freeman® Ebix, Inc. 4/22/2024 (500.00) Google Ebix, Inc. 4/22/2024 (500.00) Google Ebix, Inc. 4/22/2024 (500.00) Google Ebix, Inc. 4/22/2024 (1,625.68) Hyatt Hotels Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 29 of 33 Date Check Number Amount Vendor Entity 4/22/2024 (1,219.26) Hyatt Hotels Ebix, Inc. 4/22/2024 (80.99) Lyft Ebix, Inc. 4/22/2024 (2,507.22) Microsoft Ebix, Inc. 4/22/2024 (105.08) Sam’s Club Ebix, Inc. 4/22/2024 (196.56) The Home Depot Ebix, Inc. 4/22/2024 (80.98) Web Network Solutions Ebix, Inc. 4/22/2024 (4,800.00) RAMINDER NIRULA, MD, FACS Ebix, Inc. 4/22/2024 (341.35) Samuel Wu Ebix, Inc. 4/22/2024 (519.75) Robert Caldwell Ebix, Inc. 4/22/2024 (88.02) Wai-Yin Chan Ebix, Inc. 4/22/2024 (440.63) John Delorme Ebix, Inc. 4/22/2024 (600.00) Cinthia Elkins Ebix, Inc. 4/22/2024 (150.00) Craig M Garver Ebix, Inc. 4/22/2024 (1,500.00) KARL J. KREDER, MD Ebix, Inc. 4/22/2024 (45.95) Megan Lenahan Ebix, Inc. 4/22/2024 (150.00) MARC WINKELMAN Ebix, Inc. 4/22/2024 (1,018.00) American Dental Association Ebix, Inc. 4/23/2024 (63,470.63) Paycom Payroll Ebix, Inc. 4/23/2024 (2,767.70) Paycom Payroll Ebix, Inc. 4/23/2024 (250.00) Paycom Payroll Ebix, Inc. 4/23/2024 (4,506.43) AZ DEPT OF REV Ebix, Inc. 4/23/2024 (3,885.27) SC DEPT REVENUE Ebix, Inc. 4/23/2024 (1,692.56) NJ S&U WEB PMT Ebix, Inc. 4/23/2024 (1,279.00) IL DEPT OF REVEN Ebix, Inc. 4/23/2024 (1,195.13) MI Business Tax Ebix, Inc. 4/23/2024 (1,170.00) DENVERGOV.ORG Ebix, Inc. 4/23/2024 (1,116.00) MN DEPT OF REVEN Ebix, Inc. 4/23/2024 (538.25) VA DEPT TAXATION Ebix, Inc. 4/23/2024 (214.00) STATE OF LOUISIA Ebix, Inc. 4/23/2024 (60.46) Amazon Ebix, Inc. 4/23/2024 (21.18) Amazon Ebix, Inc. 4/23/2024 (40.48) Amazon Ebix, Inc. 4/23/2024 (64.65) Amazon Ebix, Inc. 4/23/2024 (127.90) Cintas Corporation Ebix, Inc. 4/23/2024 (69.04) GoDaddy.com Ebix, Inc. 4/23/2024 (0.14) GoDaddy.com Ebix, Inc. 4/23/2024 (1,625.68) Hyatt Hotels Ebix, Inc. 4/23/2024 (500.04) Indeed Ebix, Inc. 4/23/2024 (1,000.00) JOHN KOUTRAS Ebix, Inc. 4/23/2024 (232.51) Haleh Shaheedy Ebix, Inc. 4/23/2024 (1,000.00) Shahed Toossi Ebix, Inc. 4/23/2024 (490.34) Gregory Psaltis Ebix, Inc. 4/23/2024 (800.00) Marshall S Baker Ebix, Inc. 4/23/2024 (1,006.97) FULTON COUNTY FINANCE DEPT Ebix, Inc. 4/23/2024 (1,430.00) RENEE ZEMANSKI Ebix, Inc. 4/24/2024 250.00 Paycom Payroll Ebix, Inc. 4/24/2024 (48,657.81) Paycom Payroll Ebix, Inc. 4/24/2024 (294.66) Paycom Payroll Ebix, Inc. 4/24/2024 (7,608.00) TN STATE REVENUE Ebix, Inc. 4/24/2024 (948.41) WVTREASURY Ebix, Inc. 4/24/2024 (650.87) NC DEPT REVENUE Ebix, Inc. 4/24/2024 (12.00) CO DEPT REVENUE Ebix, Inc. 4/24/2024 (1,423,535.18) Zinnia Distributor Solutions LLC Ebix, Inc. 4/24/2024 (817.20) Delta Airlines Ebix, Inc. 4/24/2024 (817.20) Delta Airlines Ebix, Inc. 4/24/2024 (500.00) Google Ebix, Inc. 4/24/2024 (1,780.10) Hotels.com Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 30 of 33 Date Check Number Amount Vendor Entity 4/24/2024 (162.30) PayPall Ebix, Inc. 4/24/2024 (166.22) Stericycle Inc. Ebix, Inc. 4/24/2024 (636.90) IRON MOUNTAIN CANADA OPERATION ULC Ebix, Inc. 4/24/2024 (100.00) Thomas E Knight Ebix, Inc. 4/24/2024 (810.50) EMPLOYEE POOLING Ebix, Inc. 4/24/2024 (192.40) Jon Shusterman Ebix, Inc. 4/24/2024 (384.27) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/25/2024 (763,943.45) Paycom Payroll Ebix, Inc. 4/25/2024 (1,047.88) The Guardian Ebix, Inc. 4/25/2024 (19.99) Amazon Ebix, Inc. 4/25/2024 (45.05) Amazon Ebix, Inc. 4/25/2024 (33.60) Amazon Ebix, Inc. 4/25/2024 (1,643.82) Dell Ebix, Inc. 4/25/2024 (73.99) Lyft Ebix, Inc. 4/25/2024 (17.99) Lyft Ebix, Inc. 4/25/2024 (16.86) Lyft Ebix, Inc. 4/25/2024 (199.00) Shogun Ebix, Inc. 4/25/2024 (599.42) United Airlines Ebix, Inc. 4/25/2024 (47.98) Web Network Solutions Ebix, Inc. 4/25/2024 (316.19) John Bozic Ebix, Inc. 4/25/2024 (314.59) Jonathan Gidan Ebix, Inc. 4/25/2024 (29,848.00) NUMBERSONLY INC Ebix, Inc. 4/26/2024 (15,909.09) Lockton Ebix, Inc. 4/26/2024 (9,285.41) Craftsman Printing Inc Ebix, Inc. 4/26/2024 (8,407.76) FLEX DIGITAL Ebix, Inc. 4/26/2024 (5,569.48) MMS Inc d/b/a Medical Ebix, Inc. 4/26/2024 (4,400.00) Verimed Healthcare Net Ebix, Inc. 4/26/2024 (3,678.40) St. Moritz Security Se Ebix, Inc. 4/26/2024 (3,200.00) Renee Cocchi Ebix, Inc. 4/26/2024 (2,500.00) Prentiss Taylor Ebix, Inc. 4/26/2024 (1,163.76) Guardian Concentration Ebix, Inc. 4/26/2024 (1,100.00) Travis Burke Ebix, Inc. 4/26/2024 (975.69) Amy I Hall Ebix, Inc. 4/26/2024 (859.77) University of Pittsbur Ebix, Inc. 4/26/2024 (760.00) EMILY MEALER Ebix, Inc. 4/26/2024 (642.90) New Relic Inc Ebix, Inc. 4/26/2024 (500.00) Marica Borovich-Law Ebix, Inc. 4/26/2024 (416.25) Merriam dba World Clas Ebix, Inc. 4/26/2024 (300.00) William Jonathan Fillm Ebix, Inc. 4/26/2024 (200.00) Thomas Hamilton Ebix, Inc. 4/26/2024 (138.04) Esker Inc Ebix, Inc. 4/26/2024 (13,493.75) Shardul Amarchand Mangaldas Co. Ebix, Inc. 4/26/2024 (3,880.00) ACI Gift Cards, LLC. Ebix, Inc. 4/26/2024 (3,000.00) Gagan Garg Ebix, Inc. 4/26/2024 (2,000.00) Amit Kumar Chouksey Ebix, Inc. 4/26/2024 (703.08) Sun Life Health Ebix, Inc. 4/26/2024 (990,007.38) Mayer Brown LLP Ebix, Inc. 4/26/2024 (397,127.41) FTI Consulting Inc Ebix, Inc. 4/26/2024 (66.24) Amazon Ebix, Inc. 4/26/2024 (500.00) Google Ebix, Inc. 4/26/2024 (134.67) Hyatt Hotels Ebix, Inc. 4/26/2024 (134.67) Hyatt Hotels Ebix, Inc. 4/26/2024 (221.43) A J R, INC. Ebix, Inc. 4/26/2024 (17.70) Lyft Ebix, Inc. 4/26/2024 (7.85) Laura Miner Ebix, Inc. 4/26/2024 (375.00) Sarah Vick Ebix, Inc. 4/26/2024 (261.90) EZOT, INC Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 31 of 33 Date Check Number Amount Vendor Entity 4/26/2024 (600.46) UPS SUPPLY CHAIN SOLUTIONS Ebix, Inc. 4/26/2024 (588.73) Brooke Wood Ebix, Inc. 4/29/2024 (95.57) UPS Ebix, Inc. 4/29/2024 (295.13) Federal Express Ebix, Inc. 4/29/2024 (980.94) Waste Management Ebix, Inc. 4/29/2024 (641.23) Paycom Payroll Ebix, Inc. 4/29/2024 (49,630.55) Anthem Ebix, Inc. 4/29/2024 (133.08) Amazon Ebix, Inc. 4/29/2024 (57.57) Amazon Ebix, Inc. 4/29/2024 (57.57) Amazon Ebix, Inc. 4/29/2024 (79.67) Amazon Ebix, Inc. 4/29/2024 (500.00) Google Ebix, Inc. 4/29/2024 (673.35) Hyatt Hotels Ebix, Inc. 4/29/2024 (10.76) Lyft Ebix, Inc. 4/29/2024 (10.99) Lyft Ebix, Inc. 4/29/2024 (10.99) Lyft Ebix, Inc. 4/29/2024 (18.66) Lyft Ebix, Inc. 4/29/2024 (19.89) Lyft Ebix, Inc. 4/29/2024 (19.90) Lyft Ebix, Inc. 4/29/2024 (23.99) Lyft Ebix, Inc. 4/29/2024 (32.96) Lyft Ebix, Inc. 4/29/2024 (35.99) Lyft Ebix, Inc. 4/29/2024 (36.87) Lyft Ebix, Inc. 4/29/2024 (41.83) Lyft Ebix, Inc. 4/29/2024 (48.61) Lyft Ebix, Inc. 4/29/2024 (2,512.48) Microsoft Ebix, Inc. 4/29/2024 37.88 Microsoft Ebix, Inc. 4/29/2024 (42.99) Web Network Solutions Ebix, Inc. 4/29/2024 (1,000.00) Steven Roser Ebix, Inc. 4/30/2024 (250.00) Marica Borovich-Law Ebix, Inc. 4/30/2024 (3,625.00) Thomas Metkus Ebix, Inc. 4/30/2024 (10,000.00) UC REGENTS- SAN FRAN Ebix, Inc. 4/30/2024 (12,000.00) USPS Ebix, Inc. 4/30/2024 (3,383.97) Paycom Payroll Ebix, Inc. 4/30/2024 (500.00) US Trustee Ebix, Inc. 4/30/2024 (252,250.00) US Trustee Ebix, Inc. 4/30/2024 (139.62) KSDEPTOFREVENUE Ebix, Inc. 4/30/2024 (267.02) NEVADA TAX Ebix, Inc. 4/30/2024 (1,642.25) 8013OHIO-TAXOSUT Ebix, Inc. 4/30/2024 (2,041,596.75) Zinnia Distributor Solutions LLC Ebix, Inc. 4/30/2024 (127.90) Cintas Corporation Ebix, Inc. 4/30/2024 (504.20) Delta Airlines Ebix, Inc. 4/30/2024 (612.20) Delta Airlines Ebix, Inc. 4/30/2024 (817.20) Delta Airlines Ebix, Inc. 4/30/2024 (500.00) Google Ebix, Inc. 4/30/2024 (4,548.56) Hubspot Inc. Ebix, Inc. 4/30/2024 (10.99) Lyft Ebix, Inc. 4/30/2024 (16.99) Lyft Ebix, Inc. 4/30/2024 (28.70) Lyft Ebix, Inc. 4/30/2024 (39.99) Lyft Ebix, Inc. 4/30/2024 (39.99) Lyft Ebix, Inc. 4/30/2024 (24.00) OmniOne Ebix, Inc. 4/30/2024 (251.94) Web Network Solutions Ebix, Inc. 4/30/2024 (5.00) TD Bank Ebix, Inc. 4/30/2024 (46.18) Don Cheatham Ebix, Inc. 4/30/2024 (135.77) F Joseph Dermody Ebix, Inc. 4/30/2024 (58.48) Frooz Fatoorachi-Korsand Ebix, Inc.

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 32 of 33 Date Check Number Amount Vendor Entity 4/30/2024 (778.45) Ronald Jurgensen Ebix, Inc. 4/30/2024 (144.22) Adel Tawadros Ebix, Inc. 4/30/2024 (1,592.56) PNC Bank Ebix, Inc. $ (14,484,398.09) Ebix, Inc. Subtotal $ (14,484,398.09) Grand Total

Case 23-80004-swe11 Doc 611 Filed 05/21/24 Entered 05/21/24 20:06:32 Desc Main Document    Page 33 of 33 MOR-6 In re: EBIX, INC., et al. Lead Case No: 23-80004 Description of the assets sold or transferred and the terms of the sale or transfer Reporting Period: April 1—April 30, 2024 The NA L&A Assets constitutes the operations of the Debtors’ (i) end-to-end life and annuity exchanges business operating in North America, and (ii) software development and business process outsourcing support services in respect of the foregoing, in each case, as delivered to customers through the following software: TPP/PSS, iHub, EbixHUB, AnnuityNet, LifeSpeed, Winflex, VitalSales Suites, Vertex Product Suite, Vertex-VitalXML, EbixCRM/Smartoffice, Superhighway, Ebix Analytics, Annuity Maintenance Platform, Annuity Case Management, DeliveryNow, Reinsurance Portal, Claims Processor, GeniEbix/Digital Assistants, and Producer Support System (PSS).